UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-33777 Commission File Number	74-2949620 (I.R.S. Employer Identification No.)

300 East Sonterra Boulevard Suite 1220 San Antonio, Texas (Address of principal executive offices)		78258 (Zip Code)

Registrant’s telephone number, including area code:  (210) 545-5994

___________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Results of Operations and Financial Condition.

South Texas Oil Company is furnishing this Current Report on Form 8-K in connection with its management’s presentation at the Independent Petroleum Association of America’s Oil & Gas Investment Symposium being held in New York on April 22, 2009. Slide No. 7 of the management presentation contains a PV-10 value as of December 31, 2008, which is reconciled to the standardized measure below, which has previously been disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The following table shows the Company’s reconciliation of its standardized measure of discounted future net cash flows to its PV-10 (the most directly comparable measure calculated and presented in accordance with GAAP). PV-10 is the estimate of the present value of future net revenues of the Company from estimated proved natural gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their "present value." The Company believes PV-10 to be an important measure for evaluating the relative significance of its oil and natural gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, the Company believes the use of a pre-tax measure is valuable for evaluating South Texas Oil and that most other companies in the oil and natural gas industry calculate PV-10 on the same basis. PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows as computed under GAAP.

At December 31, 2008
(in thousands)
PV-10 Value	$70,325.1
Future income taxes	(51,499.6)
Discount of future income taxes at 10% per annum	26,250.0
Standardized measure	$45,075.1

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished under Item 7.01 as part of this report on Form 8-K:

99.1	Press Release dated April 16, 2009 announcing IPAA presentation on April 22, 2009.

99.2	South Texas Oil Company Management Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

South Texas Oil Company

Date: April 21, 2009	By:	/s/ Michael J. Pawelek
Michael J. Pawelek
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 16, 2009 announcing IPAA presentation on April 22, 2009.

99.2	South Texas Oil Company Management Presentation.